SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 10, 1997



                              VITECH AMERICA, INC.
             (Exact name of registrant as specified in its charter)



        FLORIDA                        0-21369                65-041-9086
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                  File Number)           Identification No.)




                 8807 NORTHWEST 23 STREET, MIAMI, FLORIDA 33172
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (305) 477-1161



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS




             INDEX TO FINANCIAL STATEMENTS AND PRO FORMA INFORMATION



Microtec Sistemas Industria e Comercio S.A. Financial Statements
  for the Years Ended December 31, 1996 and 1995,
  and Independent Auditors' Report......................................PAGE 3



Microtec Sistemas Industria e Comercio S.A. Financial Statements
  for the Six-Month Periods Ended June 30, 1997 and 1996,
  and Independent Auditors' Review Report...............................PAGE 13



Vitech America, Inc. and Microtec Sistemas Industria e Comercio S.A.
  Pro Forma Condensed Combined Financial Statements.....................PAGE 23

                          INDEPENDENT AUDITORS' REPORT






To the Stockholders and Management
Microtec Sistemas Industria e Comercio S.A.


We have audited the accompanying balance sheet of Microtec Sistemas Industria e Comercio S.A. as of December 31, 1996 and 1995, and the related statements of income, changes in shareholders' equity and cash flows for the years then ended, as expressed in Brazilian reais and remeasured into United States dollars. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements described in the first paragraph present fairly, in all material respects, the financial position of Microtec Sistemas Industria e Comercio S.A. at December 31, 1996 and 1995, and the results of its operations, changes in its stockholders' equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits also comprehended the remeasurement of the Brazilian real amounts into U.S. dollar amounts and, in our opinion, such remeasurement has been made in accordance with the standards set forth in Statement of Financial Accounting Standards No. 52. The remeasurement of the financial statement amounts into U.S. dollars and the free translation of the financial statements into English, with the inclusion of additional disclosures in the notes to the financial statements, have been made solely for the convenience of readers outside Brazil.

/s/ Deloitte Touche Tohmatsu

March 14, 1997

MICROTEC SISTEMAS INDUSTRIA E COMERCIO S.A.

BALANCE SHEETS AS OF DECEMBER 31, 1996 AND 1995
(Expressed in thousands of United States dollars - US$)

                                                                              US$
                                                               ------------------------------------
ASSETS                                                               1996               1995
                                                               -----------------  -----------------
CURRENT ASSETS
Cash and banks                                                          123                113
Marketable securities                                                 2,902                726
Trade accounts receivable                                             6,574              5,988
Other accounts receivable                                               767                557
Inventories                                                           4,113              5,441
Prepaid expenses                                                        100                413
Deferred tax asset                                                      323                314
                                                               -----------------  -----------------
Total current assets                                                 14,902             13,552
                                                               -----------------  -----------------

LONG TERM ASSETS
Affiliated company                                                       16                 16
Other receivables and credits                                           532                 12
Deferred tax asset                                                      527                489
                                                               -----------------  -----------------
Total long-term assets                                                1,075                517
                                                               -----------------  -----------------

PERMANENT ASSETS
Investments                                                              13                 13
Property, plant and equipment - net                                     569                805
                                                               -----------------  -----------------
Total permanent assets                                                  582                818

                                                               =================  =================
TOTAL                                                                16,559             14,887
                                                               =================  =================

LIABILITIES

CURRENT LIABILITIES
Suppliers                                                             4,321              6,394
Bank loans                                                            1,889                512
Taxes payable                                                           786                827
Other accounts payable and provisions                                 1,917              1,990
Accrued salary and vacation pay                                         537                577
                                                               -----------------  -----------------
Total current liabilities                                             9,450             10,300
                                                               -----------------  -----------------

LONG TERM LIABILITIES
Other accounts payable                                                  433                  -
                                                               -----------------  -----------------

STOCKHOLDERS' EQUITY
Share capital - no par value shares authorized and issued
     Preferred shares - 5,375,400 shares                                300                300
     Common shares - 59,000,000 shares                                3,287              3,287
Retained earnings                                                     3,089              1,000
                                                               -----------------  -----------------
Total stockholders' equity                                            6,676              4,587

                                                               =================  =================
TOTAL                                                                16,559             14,887
                                                               =================  =================

The accompanying notes are an integral part of the financial statements.

MICROTEC SISTEMAS INDUSTRIA E COMERCIO S.A.

STATEMENT OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
(Expressed in thousands of United States dollars - US$)

                                                                              US$
                                                              ------------------------------------
                                                                    1996               1995
                                                              -----------------  -----------------
OPERATING REVENUES
Product sales                                                       70,408             48,024
Services rendered                                                   13,216              9,021
                                                              -----------------  -----------------
Total                                                               83,624             57,045

DEDUCTIONS
Value-added tax                                                    (9,637)            (7,181)
Returns and cancellations                                          (1,870)            (1,482)
                                                              -----------------  -----------------
Total                                                             (11,507)            (8,663)

                                                              -----------------  -----------------
OPERATING REVENUES - NET                                            72,117             48,382

Cost of sales and services rendered                               (52,588)           (34,860)

                                                              -----------------  -----------------
GROSS PROFIT                                                        19,529             13,522
                                                              -----------------  -----------------

OTHER OPERATING EXPENSE
Selling expenses                                                   (7,419)            (6,546)
Administrative expenses                                            (7,435)            (5,755)
                                                              -----------------  -----------------
Total other operating expense                                     (14,854)           (12,301)
                                                              -----------------  -----------------

OPERATING INCOME                                                     4,675              1,221

OTHER INCOME (EXPENSES):
Nonoperating income - net                                                8                163
Interest expenses - net                                            (2,297)            (1,279)

Exchange gain on remeasurement                                          89                232

                                                              -----------------  -----------------
INCOME BEFORE EXTRATORDINARY ITEM
   AND INCOME TAX AND SOCIAL CONTRIBUTION                            2,475                337

Extraordinary item - Patent agreement                                (433)

                                                              -----------------  -----------------
INCOME BEFORE INCOME TAX AND
   SOCIAL CONTRIBUTION                                               2,042                337

Deferred income tax and social contribution provision                   47              (156)

                                                              =================  =================
NET INCOME FOR THE YEAR                                              2,089                181
                                                              =================  =================

EARNINGS PER SHARE                                                  0.0325             0.0028
                                                              =================  =================

The accompanying notes are an integral part of the financial statements.



MICROTEC SISTEMAS INDUSTRIA E COMERCIO S.A.

STATEMENTS OF CHANGES IN STOCKHOLDERS EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1996 AND 1995
(Expressed in thousands of United States dollars - US$)

                                                                                            RETAINED
                                                                        CAPITAL             EARNINGS              TOTAL
                                                                    -----------------    ----------------    -----------------

                                                                          US$                  US$                 US$
                                                                    -----------------    ----------------    -----------------

BALANCE AS OF DECEMBER 31, 1994                                            3,587                 819                4,406

Net income for the year                                                                          181                  181

                                                                    -----------------    ----------------    -----------------
BALANCE AS OF DECEMBER 31, 1995                                            3,587               1,000                4,587

Net income for the year                                                                        2,089                2,089

                                                                    =================    ================    =================
BALANCE AS OF DECEMBER 31, 1996                                            3,587               3,089                6,676
                                                                    =================    ================    =================





The accompanying notes are an integral part of the financial statements.


MICROTEC SISTEMAS INDUSTRIA E COMERCIO S.A.

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
(Expressed in thousands of United States dollars - US$)

                                                                                                        US$
                                                                                        ------------------------------------
                                                                                              1996               1995
                                                                                        -----------------  -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                                     2,089                181
Adjustments to reconcile net income for the year
   with cash provided by (used in) operating activities:
   Extraordinary item - Patent agreement                                                         433
                                                                                                                -
   Depreciation                                                                                  338                212
   Deferred income taxes                                                                        (47)                156
Decrease (increase) in assets:
   Marketable securities                                                                     (2,176)              1,063
   Trade accounts receivable                                                                   (586)            (2,944)
   Other accounts receivable                                                                   (210)              (356)
   Inventories                                                                                 1,328            (1,635)
   Prepaid expenses                                                                              313              (399)
   Affiliated company                                                                              -               (16)
   Other receivables and credits                                                               (520)                  3
Increase (decrease) in liabilities:
   Suppliers                                                                                 (2,073)              3,176
   Taxes payable                                                                                (41)                453
   Other accounts payable and provisions                                                        (73)                 21
   Accrued salary and vacation pay                                                              (40)               (21)
                                                                                        -----------------  -----------------
Net cash used in operating activities                                                        (1,265)              (106)
                                                                                        -----------------  -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Acquisition of permanent assets                                                             (102)              (315)
                                                                                        -----------------  -----------------
Net cash used in investing activities                                                          (102)              (315)
                                                                                        -----------------  -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Bank loans                                                                                  1,377                512
                                                                                        -----------------  -----------------
Net cash provided by financing activities                                                      1,377                512
                                                                                        -----------------  -----------------

INCREASE IN CASH                                                                                  10                 91

CASH AT BEGINNING OF YEAR                                                                        113                 22
                                                                                        -----------------  -----------------

CASH AT END OF YEAR                                                                              123                113
                                                                                        =================  =================






The accompanying notes are an integral part of the financial statements.

MICROTEC SISTEMAS INDUSTRIA E COMERCIO S.A.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
(Expressed in thousands of United States dollars - US$ or Brazilian Reais - R$)


1.        COMPANY'S OPERATIONS

         The Company's principal activities are the development, industrialization and commercialization of microcomputers and related peripherals.

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION - The financial statements have been prepared in accordance with accounting principles generally accepted (GAAP) in the United States of America. Such accounting principles differ in certain respects from Brazilian GAAP, which is applied by the Company for statutory financial statement presentation. The preparation of financial statements in conformity with GAAP requires the use of management estimates. Actual results could differ from those estimates.

         The U. S. dollar amounts for all periods presented have been remeasured from Brazilian Real (R$) amounts in accordance with the criteria set forth in U.S. accounting standards (Statement of Financial Accounting Standards [SFAS] No. 52, as it applies to entities in highly inflationary economies).

         Inventories, property, plant and equipment, accumulated depreciation and stockholders' equity are remeasured at historical rates of exchange and other assets and liabilities denominated in reais at year-end rates. Cost of sales and depreciation relating to assets remeasured at historical rates are calculated based on those historical rates. All other statement of operations accounts are remeasured at the exchange rates prevailing on the dates in which they were recorded.

         MARKETABLE SECURITIES - Investments in marketable securities are stated at cost plus accrued interest up to the balance sheet date.

         TRADE ACCOUNTS RECEIVABLE AND PAYABLE - These accounts are recorded at their nominal value. The allowance for doubtful accounts is recorded by an amount considered sufficient to cover any potential losses on the realization of accounts receivable, based on an analysis of credit risk.

         INVENTORIES - Inventories are stated at the lower of cost or market. Cost of inventories is determined principally on the average cost basis.

         PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment are carried at cost, less accumulated depreciation. Any gains on disposal of property, plant and equipment, or losses in excess of related allowances, are recognized in the year of disposal and are included in operating revenues.

         DEPRECIATION - Depreciation and amortization are computed using the straight-line method, based on the estimated useful lives of the asset at the rates stated in Note 3. Leasehold improvements and installations are amortized in accordance with the duration of the lease contract, at the rates stated in Note 3.

         REVENUE AND EXPENSE RECOGNITION - Revenues are recognized when product is shipped; expenses and costs are recognized on the accrual basis.

         EARNINGS PER SHARE - As each share of each class of stock is given equal weight in the computation, earnings per share are of equal amounts for all classes. The calculation is based on the weighted average number of shares outstanding during the period.

3.        BALANCE SHEET INFORMATION

                                                                             DECEMBER 31,
                                                                  ------------------------------------
                                                                        1996               1995
                                                                  -----------------  -----------------
                                                                        US$                US$
         ACCOUNTS RECEIVABLE
         Trade                                                           7,456              6,791
         Allowance for doubtful accounts                                 (882)              (803)
                                                                         -----              -----
         Total                                                           6,574              5,988
                                                                         -----              -----

         INVENTORIES
         Finished products                                                 768              1,139
         Work in process                                                   399              1,165
         Raw materials                                                   3,299              3,249
         Allowance for loss in value of raw materials
            and finished products                                        (353)              (112)
                                                                         -----              -----
         Total                                                           4,113              5,441
                                                                         -----              -----


                                                    DEPRECIATION
                                                        AND            MONETARILY
                                                    AMORTIZATION       CORRECTED      ACCUMULATED
               PROPERTY, PLANT AND EQUIPMENT             RATES             COST       DEPRECIATION        NET          NET
               -----------------------------        ------------       ----------     ------------        ---          ---
                                                         %                 R$               R$             R$          US$
                                                         -                 --               --             --          ---
           DECEMBER 31, 1996
           Computer equipment                            20                1,105           (961)           144         97
           Furniture and fixtures                        10                1,003           (732)           271        183
           Machinery and equipment                       10                  787           (600)           187        126
           Leasehold improvements and
              Installations                              50                  262           (197)            65         44
           Tools                                         20                  335           (318)            17         11
           Vehicles                                      20                   33            (24)             9          6
                                                                           -----         ------          -----        ---
           Subtotal                                                        3,525         (2,832)           693        467
           Rights of use of telephone lines
              And other                                                      149              -            149        102
                                                                           -----         ------          -----        ---
           Total                                                           3,674         (2,832)           842        569
                                                                           -----         ------          -----        ---

           DECEMBER 31, 1995
           Computer equipment                            20                1,067           (903)           164        121
           Furniture and fixtures                        10                1,007           (648)           359        264
           Machinery and equipment                       10                  773           (589)           184        136
           Leasehold improvements and
              installations                              50                  263            (66)           197        145
           Tools                                         20                  341           (316)            25         18
           Vehicles                                      20                   33            (18)            15         11
                                                                           -----         ------          -----        ---
           Subtotal                                                        3,484         (2,540)           944        695
           Rights of use of telephone lines
              and others                                                     149              -            149        110
                                                                           -----         ------          -----        ---
           Total                                                           3,633         (2,540)         1,093        805
                                                                           -----         ------          -----        ---

4.        RELATED PARTY TRANSACTIONS

         The balances and transactions with related parties are as follows:

                                                                          DECEMBER 31,
                                                              ------------------------------------
                                                                    1996               1995
                                                              -----------------  -----------------
                                                                    US$                US$
         DIGITAL EQUIPMENT DO BRASIL LTDA.
         Proceeds from commission                                                         179
         Proceeds from sale of equipment                               790
         Proceeds from services rendered                               425
         Royalty expenses                                              694
         Suppliers                                                       6

         DIGITAL EQUIPMENT CORPORATION
         Suppliers                                                     133              1,471
         Purchases                                                   5,860              4,905
         Financial expenses                                            170                205

         MICROHOLD PARTICIPACOES E EMPREENDIMENTOS S/C LTDA.
         Intercompany loans receivable                                  16                 16
         Financial income                                                1                  4

         The loan with Microhold Participacoes e Empreendimentos S/C Ltda. is monetarily adjusted in reais by the variation in the UFIR, an inflation index, plus interest at 6% per annum. It has no specific maturity date.

         The transactions with related parties were based on usual market prices and terms, in a manner similar to arm's length transactions with non-related parties.

5.        INCOME TAXES

         Deferred income taxes reflect the effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes calculated using enacted rates in effect in the years in which the differences are expected to reverse and (b) tax-loss carryforwards.

         The tax effects of items comprising the Company's net deferred tax asset as of December 31, 1996 and 1995 are as follows:

                                                                                 DECEMBER 31,
                                                                      ------------------------------------
                                                                            1996               1995
                                                                      -----------------  -----------------
                                                                            US$                US$
         Deferred tax assets:
            Tax-loss carryforwards                                             527                489
            Allowances and accruals currently not deductible                   583                422
                                                                             -----                ---
            Total                                                            1,110                911
         Deferred tax liability - revenues currently not taxable               260                108
                                                                             -----                ---
         Deferred tax asset, net                                               850                803
                                                                             -----                ---

         Current                                                               323                314
         Long-term                                                             527                489
                                                                               ---                ---
         Total                                                                 850                803
                                                                               ---                ---

         Although realization of the net deferred asset is not assured, management believes such realization is more likely than not to occur. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

         Enacted changes in tax rates resulted in an increase in the net deferred tax asset of US$ 87 in 1996 and a decrease of US$ 384 in 1995.

         At December 31, 1996, the Company had tax loss carryforwards of US$ 2,574 with no expiration date.

         Following is a reconciliation of the amount of reported income tax expense or benefit and the amount computed by applying the statutory tax rate of 30% in 1996 (36% in 1995) to income before income taxes:

                                                                                              1996               1995
                                                                                        -----------------  -----------------
                                                                                              US$                US$
                                                                                        -----------------  -----------------
         Income before income tax and social contribution                                      2,042                337
                                                                                               -----                ---

         Social contribution at statutory rate                                                   145                 32
         Income tax at statutory rate                                                            432                 95
         Reduction in income tax for fiscal incentives                                          (216)               (47)
         Difference in income between U.S. GAAP and Brazilian Tax Law                           (361)               (80)
         Permanent differences and temporary differences not recognized currently                 62                (79)
         Effect on changes in tax rates on deferred income taxes                                 (87)               384
         Tax loss carryforwards not recognized currently                                         (22)              (149)
                                                                                                ----               ----
         Income tax (benefit) as reported in the accompanying financial statements               (47)               156
                                                                                                ----               ----

         The differences in income between U.S. GAAP and Brazilian Tax Law relate to assets that under SFAS No. 52 are remeasured from the Brazilian Real to the U.S. dollar using historical exchange rates and that result from indexing for tax purposes.

6.        CAPITAL STOCK

         The Company's capital stock is fully subscribed and paid in. It is represented by 59,000,00 nominative common shares and 5,375,400 nominative preferred shares, with no par value.

         The preferred shares are nonconvertible into common shares and non-voting. They have priority in reimbursement of capital and parity with common shareholders regarding distribution of profits, bonuses and other benefits.

         The Company's bylaws require that 5% of net income each year, adjusted as per the law, shall be distributed to the stockholders as an obligatory dividend.

7.        FINANCIAL INSTRUMENTS

         The Company operates with financial instruments, both assets and liabilities, which are contracted under normal conditions prevailing in the domestic market. The fair value estimates as of December 31, 1996 and 1995 presented below are based on pertinent information available to management as of those dates. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. While management is not aware of any factors that would significantly affect these estimated fair value amounts, such amounts have not been comprehensively reviewed for purposes of these financial statements since December 31, 1996 and 1995, and current estimates of fair value may differ significantly from the amounts presented herein.




                                                           DECEMBER 31, 1996                      DECEMBER 31, 1995
                                                           -----------------                      -----------------
                                                      CARRYING           ESTIMATED          CARRYING           ESTIMATED
                                                       AMOUNT           FAIR VALUE           AMOUNT            FAIR VALUE
                                                         US$                US$                US$                US$
                                                      --------          ----------          ---------          ----------
           ASSETS:
              Cash equivalents                              123                123                113                 113
              Financial applications                      2,902              2,902                726                 726
                                                          -----              -----                ---                 ---
              Total                                       3,025              3,025                839                 839
                                                          -----              -----                ---                 ---

           LIABILITIES:
              Short-term loans                            1,889              1,889                512                 512
                                                          -----              -----                ---                 ---

         Cash equivalents - amounts are immediately available or with very short-term maturity, therefore reflecting market values.

         Financial applications - are stated at cost plus accrued interest up to the balance sheet date. Due to the short-term nature of these investments, the recorded amounts reflect market values.

         Short term loans - consist of bank loans stated at cost plus accrued interest expense. Due to the short-term maturity of these loans, the recorded amounts reflect market values.

         The Company has no derivative operations.

8.        LONG-TERM LIABILITIES - OTHER ACCOUNTS PAYABLE.

         As a result of a negotiated settlement with a patent holder, the Company agreed to pay an US$ 500 for prior years' use of a patented process. This amount will be paid in annual installments, due in February, as follows: 1998 - 10%; 1999 - 19% ; 2000 - 25% ; 2001 - 23%
         ; 2002 - 23%. The amount was recorded as its present value of US$ 450.

9.        CONTINGECIES

         The Company is challenging, in the courts, the constitutionality of certain taxes and contributions and other items, and has a tax assessment relating to ICMS (value-added tax) against it. Judicial deposits were made for some of these judicial proceedings. The principal items being challenged are: PIS and FINSOCIAL (taxes on revenue).

10.       CANCELLATION PROCESS OF REGISTRATION OF PUBLICLY HELD CORPORATION

         In the Ordinary and Extraordinary General Meetings held on April 27, 1992 and in the Extraordinary General Meeting of June 5, 1992, the controlling stockholders approved the cancellation of the registration of Publicly Held Corporation, which is treated by Article 21 of Law No. 6385 dated December 7, 1976, and by Article 29 and following CVM Instruction No. 185 of February 27, 1992. However, considering that the minority stockholders, owners of preferred shares, initiated a document challenging the cancellation of the registration and, therefore, did not fulfill the requirements set forth in Article 1 of CVM instruction No. 185, the Company continues being a publicly held corporation.

                       INDEPENDENT AUDITORS' REVIEW REPORT


To the Stockholders and Management
Microtec Sistemas Industria e Comercio S.A.
Cotia, SP - Brazil


1. We have reviewed the accompanying balance sheet of Microtec Sistemas Industria e Comercio S.A. as of June 30, 1997, and the related statements of income, changes in stockholders' equity, and cash flows for the six-month period then ended. These financial statements are the responsibility of the management of Microtec Sistemas Industria e Comercio S.A.

2. We conducted our review in accordance with standards established by the Brazilian Institute of Accountants -IBRACON. A review of interim financial information consists principally of inquiries of company personnel and applying analytical procedures to financial data. It is substantially less in scope than an examination conducted in accordance with generally accepted accounting standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

3. Based on our review, we are not aware of any material modifications that should be made to the financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

4. Our review also comprehended the remeasurement of Brazilian real amounts into U.S. dollar amounts and, in our opinion, such remeasurement has been made in accordance with the standards set forth in Statement of Financial Accounting Standards No. 52. The remeasurement of the financial statement amounts into U.S. dollars and the free translation of the financial statements into English, with the inclusion of additional disclosures in the notes to financial statements, have been made solely for the convenience of readers outside Brazil.

5. The financial statements for the six-month period ended June 30, 1996 were not reviewed by us and, accordingly, we do not assume responsibility for such financial statements.


/s/ Deloitte Touche Tohmatsu

August 20, 1997

MICROTEC SISTEMAS INDUSTRIA E COMERCIO S.A.

BALANCE SHEETS AS OF JUNE 30, 1997 AND 1996
(Expressed in thousands of United States dollars - US$) (UNAUDITED)

                                                                                          US$
                                                                            --------------------------------
ASSETS                                                                            1997             1996
                                                                                  ----             ----
CURRENT ASSETS
Cash and banks                                                                         289               73
Marketable securities                                                                1,708               25
Trade accounts receivable                                                            6,798            9,872
Other accounts receivable                                                            1,605              821
Inventories                                                                          5,436            7,642
Prepaid expenses                                                                        46               14
Deferred tax asset                                                                     291              291
                                                                               ------------     ------------
Total current assets                                                                16,173           18,738
                                                                               ------------     ------------

LONG TERM ASSETS
Affiliated company                                                                   1,158               16
Other receivables and credits                                                          557              385
Deferred tax asset                                                                     447              485
                                                                               ------------     ------------
Total long term assets                                                               2,162              886
                                                                               ------------     ------------

PERMANENT ASSETS
Investments                                                                             13               13
Property, plant and equipment - net                                                    551              735
                                                                               ------------     ------------
Total permanent assets                                                                 564              748

                                                                               ============     ============
TOTAL                                                                               18,899           20,372
                                                                               ============     ============

LIABILITIES

CURRENT LIABILITIES
Suppliers                                                                            4,066            8,402
Bank loans                                                                           4,048            1,698
Taxes payable                                                                          610               82
Other accounts payable and provisions                                                2,052            2,613
Accrued salary and vacation pay                                                        639              723
                                                                               ------------     ------------
Total current liabilities                                                           11,415           13,518
                                                                               ------------     ------------

LONG TERM LIABILITIES
Other accounts payable                                                                 430                -
                                                                               ------------     ------------

STOCKHOLDERS' EQUITY
Share capital - no par value shares authorized and issued
         Preferred shares - 5,375,400 shares                                           300              300
         Common shares - 59,000,000 shares                                           3,287            3,287
Retained earnings                                                                    3,467            3,267
                                                                               ------------     ------------
Total stockholders' equity                                                           7,054            6,854

                                                                               ============     ============
TOTAL                                                                               18,899           20,372
                                                                               ============     ============

See independent auditors' review report and notes to financial statements

MICROTEC SISTEMAS INDUSTRIA E COMERCIO S.A.

STATEMENTS OF INCOME
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 1997 AND 1996
(Expressed in thousands of United States dollars - US$) (UNAUDITED)

                                                                                          US$
                                                                            --------------------------------
                                                                                  1997             1996
                                                                                  ----             ----
OPERATING REVENUES
Product sales                                                                       25,725           40,811
Services rendered                                                                    5,063            6,692
                                                                               ------------     ------------
Total                                                                               30,788           47,503
                                                                               ------------     ------------

DEDUCTIONS
Value-added tax                                                                    (3,200)          (5,357)
Returns and cancellations                                                          (1,097)            (678)
                                                                               ------------     ------------
Total                                                                              (4,297)          (6,035)

                                                                               ------------     ------------
OPERATING REVENUES - NET                                                            26,491           41,468

Cost of sales and services rendered                                               (19,784)         (30,725)

                                                                               ============     ============
GROSS PROFIT                                                                         6,707           10,743
                                                                               ============     ============

OTHER OPERATING EXPENSE
Selling expenses                                                                   (2,660)          (3,356)
Administrative expenses                                                            (2,982)          (3,920)
                                                                               ------------     ------------
Total other operating expense                                                      (5,642)          (7,276)
                                                                               ------------     ------------

OPERATING INCOME                                                                     1,065            3,467

OTHER INCOME (EXPENSES):
Nonoperating income - net                                                               13               39
Interest expenses - net                                                              (564)          (1,362)

Exchange gain (loss) on remeasurement                                                 (24)              150

                                                                               ------------     ------------
INCOME BEFORE INCOME TAX AND
         SOCIAL CONTRIBUTION                                                           490            2,294

Deferred income tax and social contribution provision                                (112)             (27)

                                                                               ============     ============
NET INCOME FOR THE YEAR                                                                378            2,267
                                                                               ============     ============

EARNINGS PER SHARE                                                                    0.01             0.04
                                                                               ============     ============







See independent auditors' review report and notes to financial statements.

MICROTEC SISTEMAS INDUSTRIA E COMERCIO S.A.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 1997 AND 1996
(Expressed in thousands of United States dollars - US$)
(UNAUDITED)



                                                                             RETAINED
                                                           CAPITAL           EARNINGS             TOTAL
                                                             US$                US$                US$
                                                        ===============    ==============     ==============

BALANCE AS OF DECEMBER 31, 1995                                  3,587             1,000              4,587

Net income for the semester                                                        2,267              2,267

                                                        ===============    ==============     ==============
BALANCE AS OF JUNE 30, 1996                                      3,587             3,267              6,854
                                                        ===============    ==============     ==============

BALANCE AS OF DECEMBER 31, 1996                                  3,587             3,089              6,676

Net income for the semester                                                          378                378

                                                        ===============    ==============     ==============
BALANCE AS OF JUNE 30, 1997                                      3,587             3,467              7,054
                                                        ===============    ==============     ==============




See independent auditors' review report and notes to financial statements.

MICROTEC SISTEMAS INDUSTRIA E COMERCIO S.A.

STATEMENTS OF CASH FLOWS
FOR THE SEMESTER ENDED JUNE 30, 1997 AND 1996
(Expressed in thousands of United States dollars - US$)
(UNAUDITED)


                                                                                          US$
                                                                            --------------------------------
                                                                                  1997             1996
                                                                                  ----             ----
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                                             378            2,267
Adjustments to reconcile net income for the year
         with cash provided by operating activities:
         Depreciation                                                                  122              157
         Deferred income taxes                                                         112               27
Decrease (increase) in assets:
         Marketable securities                                                       1,194              701
         Trade accounts receivable                                                   (224)          (3,884)
         Other accounts receivable                                                   (838)            (264)
         Inventories                                                               (1,323)          (2,201)
         Prepaid expenses                                                               54              399
         Affiliated company                                                        (1,142)
         Other receivables and credits                                                (25)            (373)
Increase (decrease) in liabilities:
         Suppliers                                                                   (255)            2,009
         Taxes payable                                                               (176)            (745)
         Other accounts payable and provisions                                         132              623
         Accrued salary and vacation pay                                               102              146
                                                                               ------------     ------------
Net cash used in operating activities                                              (1,889)          (1,138)
                                                                               ------------     ------------


CASH FLOWS FROM INVESTING ACTIVITIES:
         Acquisition of permanent assets                                             (104)             (87)
                                                                               ------------     ------------
Net cash used in investing activities                                                (104)             (87)
                                                                               ------------     ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
         Bank loans                                                                  2,159            1,185
                                                                               ------------     ------------
Net cash provided by financing activities                                            2,159            1,185
                                                                               ------------     ------------

INCREASE (DECREASE) IN CASH                                                            166             (40)

CASH AT BEGINNING OF YEAR                                                              123              113
                                                                               ------------     ------------

CASH AT END OF YEAR                                                                    289               73
                                                                               ============     ============




See independent auditors' review report and notes to financial statements

MICROTEC SISTEMAS INDUSTRIA E COMERCIO S.A.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE SEMESTER ENDED JUNE 30, 1997 AND 1996
(Expressed in thousands of United States dollars - US$ OR Brazilian Reais - R$)


1.     COMPANY'S OPERATIONS

      The Company's principal activities are the development, industrialization and commercialization of microcomputers and related peripherals.


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION - The financial statements have been prepared in accordance with accounting principles generally accepted (GAAP) in the United States of America. Such accounting principles differ in certain respects from Brazilian GAAP, which are applied by the Company for statutory financial statement presentation. The preparation of financial statements in conformity with GAAP requires the use of management estimates. Actual results could differ from those estimates.

      The U. S. dollar amounts for all periods presented have been remeasured from Brazilian Real (R$) amounts in accordance with the criteria set forth in U.S. accounting standards (Statement of Financial Accounting Standards [SFAS] No. 52, as it applies to entities in highly inflationary economies).

      Inventories, property, plant and equipment, accumulated depreciation and stockholders' equity are remeasured at historical rates of exchange and other assets and liabilities denominated in reais at year-end rates. Cost of sales and depreciation relating to assets remeasured at historical rates are calculated based on those historical rates. All other statement of operations accounts are remeasured at the exchange rates prevailing in the months that they are recorded.

      MARKETABLE SECURITIES - Investments in marketable securities are stated at cost plus accrued interest through the balance sheet date

      TRADE ACCOUNTS RECEIVABLE AND PAYABLE - These accounts are recorded at their nominal value. The allowance for doubtful accounts is recorded by an amount considered sufficient to cover any potential losses on the realization of accounts receivable, based on an analysis of credit risk.

      INVENTORIES - Inventories are stated at the lower of cost or market. Cost of inventories is determined principally on the average cost basis.

      PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment are carried at cost, less accumulated depreciation. Any gains on disposal of property, plant and equipment, or losses in excess of related allowances, are recognized in the year of disposal and are included in operating revenues.

      DEPRECIATION - Depreciation and amortization are computed using the straight-line method, based on the estimated useful lives of the asset at the rates stated in Note 3. Leasehold improvements and installations are amortized in accordance with the duration of the lease contract, at the rates stated in Note 3.

      REVENUE AND EXPENSE RECOGNITION - Revenues are recognized when product is shipped; expenses and costs are recognized on the accrual basis.

      EARNINGS PER SHARE - As each share of each class of stock is given equal weight in the computation, earnings per share are of equal amounts for all classes. The calculation is based on the weighted average number of shares outstanding during the period.

3.     BALANCE SHEET INFORMATION


                                                                                        JUNE 30
                                                                            --------------------------------
                                                                                  1997             1996
                                                                               ------------     ------------
                                                                                   US$              US$
                                                                               ------------     ------------
        ACCOUNTS RECEIVABLE
        Trade                                                                        7,424           10,649
        Allowance for doubtful accounts                                              (626)            (777)
                                                                               ------------     ------------
        Total                                                                        6,798            9,872
                                                                               ------------     ------------

        INVENTORIES
        Finished products                                                            1,367            1,538
        Work in process                                                                427            1,696
        Raw materials                                                                4,030            4,797
        Allowance for loss in value of raw materials and finished
                 products                                                            (388)            (389)
                                                                               ------------     ------------
        Total                                                                        5,436            7,642
                                                                               ------------     ------------



                                             DEPRECIATION
                                                  AND          MONETARILY
                                             AMORTIZATION      CORRECTED     ACCUMULATED
          PROPERTY, PLANT AND EQUIPMENT           RATES .          COST .    DEPRECIATION         NET       NET
          -----------------------------     -------------      ----------    ------------         ---       ---
                                                   %               R$               R$            R$        US$
                                                   -               --               --            --        ---
        JUNE 30, 1997
        Computer equipment                        20               1,132            (986)         146           93
        Furniture and fixtures                    10               1,029            (759)         270          174
        Machinery and equipment                   10                 799            (565)         234          151
        Leasehold improvements and
                 Installations                    50                 262            (262)
                                                                                               -           -
        Tools                                     20                 335            (323)          12            8
        Vehicles                                  20                  42               -           42           27
                                                             ------------    -------------     -------     --------
        Subtotal                                                   3,599          (2,895)         704          453
        Rights of use of telephone
                 lines and other                                     154               -          154           98
                                                             ------------    -------------     -------     --------
        Total                                                      3,753          (2,895)         858          551
                                                             ============    =============     =======     ========

        JUNE 30, 1996
        Computer equipment                        20               1,101            (932)         169          124
        Furniture and fixtures                    10               1,008            (693)         315          232
        Machinery and equipment                   10                 840            (625)         215          158
        Leasehold improvements and
                 installations                    50                 264            (131)         133           98
        Tools                                     20                 341            (321)          20           15
        Vehicles                                  20                  32             (21)          11            8
                                                             ------------    -------------     -------     --------
        Subtotal                                                   3,586          (2,723)         863          635
        Rights of use of telephone
                 lines and other                                     146               -          146          100
                                                             ------------    -------------     -------     --------
        Total                                                      3,732          (2,723)       1,009          735
                                                             ============    =============     =======     ========

4.     RELATED PARTY TRANSACTIONS

      The balances and transactions with related parties are as follows:

                                                                          JUNE 30,
                                                                ------------------------------
                                                                    1997             1996
                                                                --------------   -------------
                                                                     US$             US$
       DIGITAL EQUIPMENT DO BRASIL LTDA.
       Proceeds from sale of equipment                                815               9
       Proceeds from services rendered                                                131
       Royalty expenses                                               318             348
       Suppliers                                                      452

       DIGITAL EQUIPMENT CORPORATION
       Suppliers                                                       95           3,890
       Purchases                                                       81           5,240
       Financial expenses                                              73             113

       MICROHOLD PARTICIPACOES E EMPREENDIMENTOS S/C LTDA.
       Intercompany loans receivable                                1,158              16
       Financial income                                                30               2

      The loan with Microhold Participacoes e Empreendimentos S/C Ltda. is monetarily adjusted in reais by the variation in the UFIR, an inflation index, plus interest at 6% per annum. It has no specific maturity date.

      The transactions with related parties were based on usual market prices and terms, in a manner similar to arm's length transactions with non-related parties.

5.     INCOME TAXES

      Deferred income taxes reflect the effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes calculated using enacted rates in effect in the years in which the differences are expected to reverse and (b) tax-loss carryforwards.

      The tax effects of items comprising the Company's net deferred tax asset as of June 30, 1997 and 1996 are as follows:

                                                                                   JUNE 30,
                                                                       ---------------------------------
                                                                            1997             1996
                                                                       ---------------  ----------------
                                                                            US$               US$
      Deferred tax assets:
         Tax-loss carryforwards                                               447               485
         Allowances and accruals currently not deductible                     419               628
                                                                              ---               ---
         Total                                                                866             1,113
      Deferred tax liability - revenues currently not taxable                 128               337
                                                                              ---               ---
      Deferred tax asset, net                                                 738               776
                                                                              ---               ---

      Current                                                                 291               291
      Long-term                                                               447               485
                                                                              ---               ---
      Total                                                                   738               776
                                                                              ---               ---

      Although realization of the net deferred asset is not assured, management believes such realization is more likely than not to occur. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

      Enacted changes in tax rates resulted in a decrease of US$ 384 in 1996.

      At June 30, 1997, the Company had tax loss carryforwards of US$ 2,134 with no expiration date.

      Following is a reconciliation of the amount of reported income tax expense or benefit and the amount computed by applying the statutory tax rate of 33% in 1997 (30% in 1996) to income before income taxes and social contribution:

                                                                                       1997          1996
                                                                                    ------------  ------------
                                                                                        US$           US$
                                                                                    ------------  ------------
      Income before income tax and social contribution                                  490         2,294
                                                                                        ---         -----

      Social contribution at statutory rate                                             (39)         (169)
      Income tax at statutory rate                                                     (110)         (505)
      Reduction in income tax for fiscal incentives                                      55           252
      Difference in income between U.S. GAAP and Brazilian Tax Law                      (97)           (7)
      Permanent differences and temporary differences not recognized currently
                                                                                        (74)           (4)
      Effect of changes in tax and exchange rates on deferred income taxes              (52)          (26)
      Tax loss carryforwards not recognized currently                                   205           432
                                                                                        ---           ---
      Income tax as reported in the accompanying financial statements                  (112)          (27)
                                                                                      -----          ----

      The differences in income between U.S. GAAP and Brazilian Tax Law relate to assets that under SFAS No. 52 are remeasured from the Brazilian real to the U.S. dollar using historical exchange rates and that result from indexing for tax purposes.

6.     CAPITAL STOCK

      The Company's capital stock is fully subscribed and paid in. It is represented by 59,000,00 nominative common shares and 5,375,400 nominative preferred shares, with no par value.

      The preferred shares are nonconvertible into common shares and non-voting. They have priority in reimbursement of capital and parity with common shareholders regarding distribution of profits, bonuses and other benefits.

      The Company's Bylaws require that 5% of net income each year, adjusted as per the law, shall be distributed to the stockholders as an obligatory dividend.

7.     FINANCIAL INSTRUMENTS

      The Company operates with financial instruments, both assets and liabilities, which are contracted under normal conditions prevailing in the domestic market. The fair value estimates as of June 30, 1997 and 1996 presented below are based on pertinent information available to management as of those dates. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. While management is not aware of any factors that would significantly affect these estimated fair value amounts, such amounts have not been comprehensively reviewed for purposes of these financial statements as of June 30, 1997 and 1996, and current estimates of fair value may differ significantly from the amounts presented herein.





                                                   JUNE 30, 1997                  JUNE 30, 1996
                                                   -------------                  -------------
                                             CARRYING       ESTIMATED        CARRYING       ESTIMATED
                                              AMOUNT       FAIR VALUE         AMOUNT        FAIR VALUE
                                               US$             US$             US$             US$
                                             --------      ----------        --------       ----------
        ASSETS:
           Cash equivalents                     289              289              73              73
           Marketable Securities              1,708            1,708              25              25
                                              -----            -----              --              --
           Total                              1,997            1,997              98              98
                                              -----            -----              --              --

        LIABILITIES:
           Short-term bank loans              4,048            4,048           1,698           1,698
                                              -----            -----           -----           -----

      Cash equivalents - amounts are immediately available or with very short-term maturity, therefore reflecting market values.

      Marketable securities - are stated at cost plus accrued interest up to the balance sheet date. Due to the short term nature of these investments, the recorded amounts reflect market values.

      Short-term bank loans - consist of bank loans stated at cost plus accrued interest expense. Due to the short-term maturity of these loans, the recorded amounts reflect market values.

      The Company has no derivative operations.

8.     LONG-TERM LIABILITIES - OTHER ACCOUNTS PAYABLE

      As a result of a negotiated settlement with a patent holder, the Company agreed to pay US$500 for prior years use of a patented process. This amount will be paid in annual installments, due in February, as follows:
      1998 - 10%; 1999 - 19%; 2000 - 25%; 2001 - 23%; and 2002 - 23%. The amount was recorded at its present value of US$430.

9.     CONTINGENCIES

      The Company is challenging, in the courts, the constitutionality of certain taxes and contributions and other items, and has a tax assessment relating to ICMS (value-added tax). Judicial deposits have been made for certain of these processes. The principal items being challenged are: PIS and FINSOCIAL (taxes on revenue).

10.    CANCELLATION PROCESS OF REGISTRATION OF PUBLICLY HELD CORPORATION

      In the Ordinary and Extraordinary General Meetings held on April 27, 1992 and in the Extraordinary General Meeting of June 5, 1992, the controlling stockholders approved the cancellation of the registration of Publicly Held Corporation, which is treated by Article 21 of Law No. 6385 dated December 7, 1976, and by Article 29 and following of CVM Instruction No. 185 of February 27, 1992. However, considering that the minority stockholders, owners of preferred shares, initiated a document challenging the cancellation of the registration and, therefore, did not fulfill the requirements set forth in Article 1 of CVM instruction No. 185, the Company continues being a publicly held corporation.

       VITECH AMERICA, INC. AND MICROTEC SISTEMAS INDUSTRIA E COMERCIO S.A

                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)


         On July 10, 1997, Vitech America, Inc. ("Vitech") acquired 94.4% of the capital stock of Microtec Sistemas Industria e Comercio S.A. ("Microtec") for $14,650,000 in cash and common stock.

         The following pro forma condensed combined financial statements are included as required by rules and regulations of the Securities and Exchange Commission and reflects the business combination between Vitech and Microtec accounted for under the purchase method of accounting. The pro forma condensed combined balance sheet as of June 30, 1997 combines Vitech's June 30, 1997 balance sheet with Microtec's June 30, 1997 balance sheet assuming the acquisition occurred as of June 30, 1997. The pro forma condensed combined statements of operations combine Vitech's historical statements of operations for the six month period ended June 30, 1997 and for the year ended December 31, 1996 with the historical statements of operations of Microtec with effect from the first day of the period presented.

         The unaudited pro forma condensed combined financial statements have been prepared based upon the historical financial statements of Vitech and Microtec for the periods indicated and do not include any of the synergies that management expects to realize from the combination of the companies. Such pro forma statements are not necessarily indicative of the results that would have occurred had the transactions been in effect as of the beginning of the periods presented, or of the operating results that may be achieved by the combined companies in the future.

         The pro forma statements presented herein should be read in conjunction with the Vitech financial statements and related notes and the Microtec financial statements and related notes.

                              VITECH AMERICA, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                   (UNAUDITED)

         The following unaudited pro forma condensed combined balance sheet presents the combined financial position of Vitech America, Inc. and Microtec Sistemas Industria e Comercio S.A. as of June 30, 1997. Such unaudited pro forma information is based on the combined historical balance sheets of Vitech and Microtec as of June 30, 1997 giving effect to (1) the acquisitions of 94.4% of the capital stock of Microtec accounted for under the purchase method of accounting and (2) the pro forma adjustments described in the accompanying notes to the pro forma condensed combined financial statements.

                                               AS OF JUNE 30,       AS OF JUNE 30,           PRO FORMA AS OF JUNE 30, 1997
                                                    1997                 1997           ----------------------------------------
                                               ----------------    -----------------      INCREASE      SEE
                                                   VITECH              MICROTEC          (DECREASE)     NOTE         COMBINED
                                               ----------------    -----------------    -------------- ------- --- -------------
                 ASSETS
Current assets
    Cash and cash equivalents               $        9,627,703  $         1,997,000  $    (4,850,000)  (1)(2)   $     6,774,703
    Accounts receivable, net                        34,879,630            6,798,000         (710,000)  (1)           40,967,630
    Inventories, net                                22,494,413            5,436,000         (335,000)  (1)           27,595,413
    Deferred tax asset                               1,310,641              291,000                                   1,601,641
    Other accounts receivable                                -            1,605,000                                   1,605,000
    Other current assets                             1,081,675               46,000                                   1,127,675
                                               ----------------    -----------------    --------------             -------------
        Total current assets                        69,394,062           16,173,000       (5,895,000)                79,672,062

Noncurrent assets
    Other accounts receivable                                -            1,715,000       (1,150,000)  (2)              565,000
    Other assets                                       225,076              447,000         (447,000)  (1)              225,076
    Goodwill                                                 -                    -        10,533,390  (1)           10,533,390
                                               ----------------    -----------------    --------------             -------------
        Total long term assets                         225,076            2,162,000         8,936,390                11,323,466

Investments                                                  -               13,000                                      13,000
Property, plant & equipment                          6,491,876              551,000                                   7,042,876
Land held for development                              788,200                    -                                     788,200
                                               ----------------    -----------------    --------------             -------------

TOTAL ASSETS                                $       76,899,214  $        18,899,000  $      3,041,390           $    98,839,604
                                               ================    =================    ==============             =============

Liabilities and Shareholders' Equity
Current liabilities
    Accounts payable                        $        8,485,668  $         4,066,000  $                          $    12,551,668
    Short term debt                                  4,520,011            4,048,000         5,950,000  (1)           14,518,011
    Other accounts payable                                   -            2,052,000                                   2,052,000
    Accrued expenses                                   345,454              639,000                                     984,454
    Taxes payable                                    1,920,527              610,000                                   2,530,527
    Note payable - Related party                    10,000,000                    -                                  10,000,000
    Current maturities of long term debt               148,686                    -                                     148,686
                                               ----------------    -----------------    --------------             -------------
        Total current liabilities                   25,420,346           11,415,000         5,950,000                42,785,346

Accrued employee expenses                                    -                    -         1,100,000                 1,100,000
Long term debt                                      11,376,722              430,000                                  11,806,722
Minority interest                                            -                    -           345,390  (3)              345,390

Shareholders' equity
    Preferred stock                                          -              300,000         (300,000)  (1)                    -
    Common stock                                    20,243,903            3,287,000         (587,000)  (1)           22,943,903
    Retained earnings                               19,858,243            3,467,000        3,467,000   (1)           19,858,243
                                               ----------------    -----------------    --------------             -------------
        Total shareholders' equity                  40,102,146            7,054,000        4,354,000                 42,802,146
                                               ----------------    -----------------    --------------             -------------
TOTAL LIABILITIES AND SHAREHOLDERS'         $       76,899,214  $        18,899,000  $     3,041,390               $ 98,839,604
EQUITY
                                               ================    =================    ==============             =============

                              VITECH AMERICA, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

         The following unaudited pro forma condensed combined statement of operations presents the combination of Vitech America, Inc. and Microtec Sistemas Industria e Comercio S.A. by combining the results of operations of Vitech for the six months ended June 30, 1997 with the results of operations of Microtec for the same period, giving effect to (1) the acquisition of Microtec as of the beginning of the period accounted for under the purchase method of accounting and (2) the pro forma adjustments described in the accompanying notes to the pro forma condensed combined financial statements.

                                                   SIX MONTHS ENDED
                                           ----------------------------------             PRO FORMA SIX MONTHS ENDED
                                              JUNE 30,           JUNE 30,                        JUNE 30, 1997
                                                1997               1997           --------------------------------------------
                                           ----------------    --------------        INCREASE        SEE
                                               VITECH            MICROTEC           (DECREASE)      NOTE          COMBINED
                                           ----------------    --------------     --------------- ---------- -- --------------

Net Sales                               $       40,337,322  $     26,491,000   $               -             $     66,828,322

Cost of sales                                   27,589,677        19,784,000                   -                   47,373,677
                                           ----------------    --------------     ---------------               --------------

            Gross profit                        12,747,645         6,707,000                   -                   19,454,645

Selling, general and administrative
  expenses                                       5,677,333         5,642,000             263,335  (4)              11,582,668
                                           ----------------    --------------     ---------------               --------------

    Income from operations                       7,070,312         1,065,000            (263,335)                   7,871,977
                                           ----------------    --------------     ---------------               --------------

Other (income) expenses
    Discount on sale of receivables                293,000                 -                   -                      293,000
    Interest expense, net                          711,460           564,000             500,000  (5)               1,775,460
    Non-operating expense                                -          (13,000)                   -                     (13,000)
    Foreign currency exchange losses             1,270,856            24,000                   -                    1,294,856
                                           ----------------    --------------     ---------------               --------------
            Total other expenses                 2,275,316           575,000             500,000                    3,350,316
                                           ----------------    --------------     ---------------               --------------

            Income before taxes                  4,794,996           490,000           (763,335)                    4,521,661

Provision for income taxes                         266,033           112,000                   -                      378,033

Minority interest                                        -                 -              21,168  (3)                  24,136
                                           ----------------    --------------     ---------------               --------------

            Net income                  $        4,528,963  $        378,000   $       (784,503)             $      4,122,460
                                           ================    ==============     ===============               ==============

Net income per common and
  common share equivalent               $              .42                                                   $            .38
                                           ================                                                     ==============

Weighted average common and
  common share equivalents
  outstanding                                   10,739,941                               192,857  (6)              10,932,798
                                           ================                                                     ==============

                              VITECH AMERICA, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

         The following unaudited pro forma condensed combined statement of operations presents the combination of Vitech America, Inc. and Microtec Sistemas Industria e Comercio S.A. by combining the results of operations of Vitech for the year ended December 31, 1996 with the results of operations of Microtec for the same period, giving effect to (1) the acquisition of Microtec as of the beginning of the period accounted for under the purchase method of accounting and (2) the pro forma adjustments described in the accompanying notes to the pro forma condensed combined financial statements.

                                                      YEAR ENDED
                                           ----------------------------------                 PRO FORMA YEAR ENDED
                                              DECEMBER           DECEMBER                      DECEMBER 31, 1996
                                              31, 1996           31, 1996         ---------------------------------------------
                                           ----------------    --------------        INCREASE        SEE
                                               VITECH            MICROTEC           (DECREASE)      NOTE           COMBINED
                                           ----------------    --------------     --------------- ---------- -- ---------------

Net Sales                               $       73,321,398  $     72,117,000   $               -             $     145,438,398

Cost of sales                                   53,470,340        52,588,000                   -                   106,058,340
                                           ----------------    --------------     ---------------               ---------------

            Gross profit                        19,851,058        19,529,000                   -                    39,380,058

Selling, general and administrative
  expenses                                       8,083,287        14,854,000             526,670  (4)               23,463,957
                                           ----------------    --------------     ---------------               ---------------

    Income from operations                      11,767,771         4,675,000            (526,670)                   15,916,101
                                           ----------------    --------------     ---------------               ---------------

Other (income) expenses
    Discount on sale of receivables              1,433,199                 -                   -                     1,433,199
    Interest expense, net                          877,505         2,297,000           1,000,000  (5)                4,174,505
    Non-operating expense                                -           (8,000)                   -                       (8,000)
    Foreign currency exchange losses               547,077          (89,000)                   -                       458,077
                                           ----------------    --------------     ---------------               ---------------
            Total other expenses                 2,857,781         2,200,000           1,000,000                     6,057,781
                                           ----------------    --------------     ---------------               ---------------

            Income              before
extraordinary                                    8,909,990         2,475,000         (1,526,670)                     9,858,320
              item and taxes

Extraordinary expense item - Patent                      -           433,000                   -                       433,000
                                           ----------------    --------------     ---------------               ---------------

            Income before taxes                  8,909,990         2,042,000         (1,526,670)                     9,858,320

Provision for income tax
  expense/(gain from deferral)                     679,402          (47,000)                   -                       632,402

Minority interest                                        -                 -             116,984  (3)                  116,984
                                           ----------------    --------------     ---------------               ---------------

            Net income                  $        8,230,588  $      2,089,000   $     (1,643,654)             $       8,675,934
                                           ================    ==============     ===============               ===============

Net income per common and
  common share equivalent               $              .94                                                   $             .95
                                           ================                                                     ===============

Weighted average common and
  common share equivalents
  outstanding                                    8,906,140                               192,857  (6)                9,098,997
                                           ================                       ===============               ===============

                              VITECH AMERICA, INC.
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                                   (UNAUDITED)



(1) The acquisition of Microtec is being accounted for under the purchase method of accounting. The pro forma condensed combined balance sheet reflects the acquisition of 94.4% of the capital stock of Microtec for a total purchase price of $14,650,000 of which $6,000,000 in cash is to be paid at closing, $5,950,000 in cash is to be paid in equal monthly installments over an 8 month period, and $2,700,000 is to be paid in shares of Vitech America, Inc. common stock. The number of shares issued as consideration was 192,857 and was based on a per share value of $14. The purchase price was derived through negotiations between Vitech and the shareholders of Microtec and was based on management's best estimate of the fair value of the assets acquired. The computation for the goodwill involved in the acquisition is as follows:


       Cost of 94.4% of capital stock of Microtec            $    14,650,000
                                                           ------------------

       Less adjusted book value:
               Microtec equity:
               Preferred stock  ($300,000 x 32.91%)                   98,730
               Common stock  ($3,287,000 x 99.99994%)              3,287,000
               Retained earnings ($3,520,000 x 94.4%)              3,322,880
                                                           ------------------
                       Total                                       6,708,610
                                                           ------------------

               Less fair value adjustments to book values:
               Inventories                                           335,000
               Other accounts receivable                             710,000
               Deferred tax asset                                    447,000
               Less accrued employee expenses                      1,100,000
                                                           ------------------
                       Total adjustments                           2,592,000
                                                           ------------------

       Total adjusted book value                                   4,116,610
                                                           ------------------

       Excess of cost over adjusted book value (goodwill)    $    10,533,390
                                                           ==================

(2) To record the receipt of $1,150,000 of an account receivable due Microtec from their shareholders. In accordance with the acquisition agreement, such amount is do to be paid at closing out the proceeds of the sale.

(3)  To record an adjustment for minority interest in Microtec.

(4)  To record amortization of goodwill over a period of 20 years.

(5) To record interest on a 10% senior convertible note issued to finance the acquisition of Microtec.

(6) To record the issuance of 192,857 shares of Vitech America, Inc. common stock in accordance with the terms of the acquisition agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VITECH AMERICA, INC.



                                           By: /S/ EDWARD A. KELLY
                                               -------------------------------
                                                 Edward A. Kelly
                                                 Chief Financial Officer


Dated:  September 23, 1997